Investor Conference July 30, 2013 I New York Willis Group Holdings plc. Exhibit 99.1

Disclaaimer
Important disclosures regarding forward-looking statements
Investor Conference, New York, July 30, 2013 2
These presentations contain certain “forward-looking
statements” within the meaning of Section 27A of the
Securities Act of 1933, and Section 21E of the Securities
Exchange Act of 1934, which are intended to be covered by
the safe harbors created by those laws. These forward-
looking statements include information about possible or
assumed future results of our operations.
All statements, other than statements of historical facts,
included in this document that address activities, events or developments that we expect or anticipate may occur in the
future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and
adjusted earnings per share growth, future capital
expenditures, growth in commissions and fees, business
strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans,
and references to future successes are forward-looking
statements. Also, when we use the words such as ‘aim’,
‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’,
‘probably’, or similar expressions, we are making forward-
looking statements.
There are important uncertainties, events and factors that
could cause our actual results or performance to differ
materially from those in the forward-looking statements
contained in this document, including the following: the
impact of any regional, national or global political,
economic, business, competitive, market, environmental or
regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of those associated with the current Eurozone crisis, any
insolvencies of or other difficulties experienced by our
clients, insurance companies or financial institutions; our
ability to implement and realize anticipated benefits of any expense reduction initiative, charge or any revenue
generating initiatives; volatility or declines in insurance
markets and premiums on which our commissions are
based, but which we do not control; our ability to continue to manage our significant indebtedness; our ability to compete
effectively in our industry, including the impact of our refusal to accept contingent commissions from carriers in the non-
Human Capital areas of our retail brokerage business;
material changes in commercial property and casualty
markets generally or the availability of insurance products
or changes in premiums resulting from a catastrophic event,
such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to
carry out share repurchases and redemptions; the timing or
ability to carry out refinancing or take other steps to
manage our capital and the limitations in our long term debt agreements that may restrict our ability to take these
actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax
assets;

Disclaimer
Important disclosures regarding forward-looking statements
continued
Investor Conference, New York, July 30, 2013 3
any fluctuations in exchange and interest rates that could
affect expenses and revenue; the potential costs and
difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global
scope of our operations; rating agency actions that could
inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or
funding obligations; our ability to achieve the expected
strategic benefits of transactions, including any growth from associates; further impairment of the goodwill of one of our reporting units, in which case we may be required to record
additional significant charges to earnings; our ability to
receive dividends or other distributions in needed amounts
from our subsidiaries; changes in the tax or accounting
treatment of our operations and fluctuations in our tax rate;
any potential impact from the US healthcare reform
legislation; our involvements in and the results of any
regulatory investigations, legal proceedings and other
forward-looking statements are reasonable, any of these
assumptions, and therefore also the forward-looking
statements based on these assumptions, could themselves
prove to be inaccurate. In light of the significant
uncertainties inherent in the forward-looking statements
included in this presentation, our inclusion of this
information is not a representation or guarantee by us that
our objectives and plans will be achieved. Our forward-
looking statements speak only as of the date made and we
will not update these forward-looking statements unless the
securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events
discussed in this presentation may not occur, and we
caution you against unduly relying on these forward-looking
statements.
contingencies; underwriting, advisory or reputational risks
associated with non-core operations as well as the potential significant impact our non-core operations (including the
Willis Capital Markets & Advisory operations) can have on
our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information
processing systems or failure to maintain secure
information systems.
The foregoing list of factors is not exhaustive and new
factors may emerge from time to time that could also affect
actual performance and results. For additional information
see also Part I, Item 1A “Risk Factors” included in Willis’
Form 10-K for the year ended December 31, 2012, and our
subsequent filings with the Securities and Exchange
Commission. Copies are available online at
http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our

Disclaimer
Important disclosures regarding non-GAAP measures
Investor Conference, New York, July 30, 2013 4
This presentation contains references to “non-GAAP
financial measures" as defined in Regulation G of SEC
rules. We present these measures because we believe
they are of interest to the investment community and they
provide additional meaningful methods of evaluating certain
aspects of the Company’s operating performance from
period to period on a basis that may not be otherwise
apparent on a generally accepted accounting principles
(GAAP) basis. These financial measures should be viewed
in addition to, not in lieu of, the Company’s condensed
consolidated income statements and balance sheet as of
the relevant date. Consistent with Regulation G, a
description of such information is provided below and a
reconciliation of certain of such items to GAAP information
can be found in our periodic filings with the SEC. Our
method of calculating these non -GAAP financial measures
may differ from other companies and therefore
comparability may be limited.

Overview Dominic Casserley CEO Willis Group Holdings plc Investor Conference, New York, July 30, 2013 5

Global risk advisor and broker
POTENTIAL
Solid fundamentals and room for growth
Where and How to compete
EXECUTION
SUCCESS
Growing revenues with positive operating
leverage to improve cash flow and deliver
compelling shareholder returns
Investor Conference, New York, July 30, 2013 6
1
2
3

Global risk advisor and broker Investor Conference, New York, July 30, 2013 7

Global risk advisor and broker $3.5 billion in revenues globally 17,500 associates 400 offices 90 countries Investor Conference, New York, July 30, 2013 8

Global risk advisor and broker 2012 revenue - $3.48 billion Investor Conference, New York, July 30, 2013 9 North America International Global 38% 32% 30%

Global interconnected core
North
American
Client
Covers specialty risk
International Client
Energy
Specialty
Client
Served by an international office
Covers North American risk
Investor Conference, New York, July 30, 2013 10
GLOBAL
SPECIALTY

Agenda
13:00 – 13:40
13:40 – 14:00
14:00 – 14:15
14:15 – 14:30
14:30 – 15:00
15:00 – 15:30
15:30 – 16:00
16:00 – 16:45
Overview: Dominic Casserley
Finance Overview: Michael Neborak
Q&A
Break
Willis North America: Todd Jones
Willis International: Tim Wright
Willis Global: Steve Hearn
Wrap up and Q&A
Investor Conference, New York, July 30, 2013 11

Why risk? Why risk? Setting the context Why risk advisory and broking? Why Willis? 12 Investor Conference, New York, July 30, 2013

Attractive long-term structural drivers for the sector
Source: UN, EIA, Munich Re
Expanding middle class
TODAY 2030
4.8 billion
5% CAGR
Urbanization
TODAY 2030
4.9 billion 2% CAGR
World GDP
$139 trillion
TODAY 2030
3% CAGR
Property & Casualty market
$2.4 trillion
2012 2020
5% CAGR
Total insurance market
$6.5 trillion
2012 2020
5.9% CAGR
Investor Conference, New York, July 30, 2013 13

An expanding set of risks Supply chain uncertainty Investor Conference, New York, July 30, 2013 14

An expanding set of risks Cyber security Investor Conference, New York, July 30, 2013 15

An expanding set of risks Seismic activity Investor Conference, New York, July 30, 2013 16

An expanding set of risks Extreme weather Investor Conference, New York, July 30, 2013 17

An expanding set of risks Income statement Balance sheet Cash flow Boardroom Investor Conference, New York, July 30, 2013 18

Setting the context Investor Conference, New York, July 30, 2013 19 Why risk? Why risk advisory and broking? Why Willis?

From product provider to risk advisor Client Insurer Client Insurer Investor Conference, New York, July 30, 2013 20 Advisor Broker Broker

Setting the context Why risk advisory and broking? Why Willis? Why risk? Why Willis? Investor Conference, New York, July 30, 2013 21

Willis has strong fundamentals Investor Conference, New York, July 30, 2013 22 (1) 2011 figures

Our potential
5%
Average = 3% Average = 5%
Organic C&F
growth
Investor Conference, New York, July 30, 2013 23
C&F
Interest income Other income
$2.3
$2.3
$2.4
$2.6
$2.8
$3.3
$3.3
$3.4
$3.5
$1.9
2004 2005 2006 2007 2008 2009 2010 2011 2012 H1 2013
23%

What is the plan? Where to compete Investor Conference, New York, July 30, 2013 24

We will rebalance towards faster
growth geographies and sectors
Illustrative and not to scale. Revenue is region of origin not BU reporting.
Geographic revenue mix 2012 Potential geographic revenue mix 2017
Other
developed
markets
Developing
markets
North
America
North
America
Other
developed
markets
Developing
markets
Investor Conference, New York, July 30, 2013 25
49%
17%
34%
38%
28%
34%

Innovation Connection Investment What is the plan? Where to compete Investor Conference, New York, July 30, 2013 26 Geography Sector Client segment

We will segment our client offering,
focusing on value
SME Accounts,
Affinity, Personal
• Dedicated operations
• Commercial network
• Product to meet needs
Large Corporate
Accounts
• Growing priority
• Global proposition
• Industry expertise and analytics
• Trusted advisor
• Product and solution neutral
•
Deep analytical understanding of Risk
Insurers
Investor Conference, New York, July 30, 2013 27
Mid-Market
Corporate Accounts
• Continued development
• Local delivery of global expertise

Geography Client segment Innovation Connection Investment What is the plan? Where to compete Investor Conference, New York, July 30, 2013 28 Sector

We will build business lines
around our sector strength
Aerospace Energy Healthcare Mining Leisure
Construction
Financial
Services
Marine Real Estate Utilities
Renewables Life Sciences Reinsurance
Tech
Media
Telecom
Agribusiness
Investor Conference, New York, July 30, 2013 29

The opportunity in human capital /
employee benefits
Source : United Nations Department of Economic and Social Affairs/Population Division World Population to 230
Diabetes
Cancer
Obesity
Dementia
Healthcare innovation
Aging
population
Investor Conference, New York, July 30, 2013 30
39%
54%
7%
0-14 25-64 65
2000
20%
64%
16%
0-14 25-64 65
2050
Challenges

The opportunity in human capital /
employee benefits
Very strong middle market and
selected large corporate
franchise in North America
Strong position
in other markets
Significant multinational
client base
Growing well in our
focused areas
Healthcare focused
business globally
3% Developing markets
2% Developed markets
9% North America
We estimate global market to be ~$29 billion
Willis line of business breakdown
Investor Conference, New York, July 30, 2013 31
86%
P&C
14%
EB

What is the plan? Sector Geography Client segment Innovation Connection Investment Where to compete How to compete Investor Conference, New York, July 30, 2013 32

Connection – leading to more cross-selling
Improved cross-sales targets
Offer incentives
Training and development
Relocation of skills
Retail network use global specialties
Increased geography: geography cross-sales
Improved retention
Client wins from a connected offering
Investor Conference, New York, July 30, 2013 33
The opportunities
Improving connectivity

What is the plan? Investor Conference, New York, July 30, 2013 34 Sector Geography Client segment Connection Investment How to compete Innovation

Investor Conference, New York, July 30, 2013 35 Competing on analytics and innovation

What is the plan? Sector Geography Client segment Innovation Connection Where to compete How to compete Investor Conference, New York, July 30, 2013 36 Investment

Investment criteria
Economics
• Revenue Growth
• NPV
• Earnings accretion
• Little or no capital risk
Competitive position
• Strong and leading
competitive positions
• Link to Willis value add
• Sustainable talent proposition
Fit
• Operational fit
• Sustainable business – managed
regulatory / reputational risk
• Cultural fit
Inorganic
• Prioritize our growth geographies, segments and industries
• Seek and maintain strong competitive positions
• Exit lower performing / lower growth businesses
Organic
• Redeploy resources to higher growth areas
• Build new products with clear returns
• Recruit and train required talent
Focus on NPV and earnings accretion
Investor Conference, New York, July 30, 2013 37

Gras Savoye – an attractive option
Investor Conference, New York, July 30, 2013 38
Geographical revenues
2012 revenue: ~$430m
France
Rest of
world
Company overview
• Market leader for over 25 years
• 28 offices in France
• Offices in 44 countries
• 3,800 employees worldwide
• Willis has a 30% ownership stake with
an option to acquire 100% in 2016
Source :Gras Savoye, Swiss Re, Munich Re
71%
29%

Gras Savoye – an attractive option
Investor Conference, New York, July 30, 2013 39
Source :Gras Savoye, Swiss Re, Munich Re
Option decision April 2015 – exercisable June 2016
Increase stake from 30 to 100%
NPV
Earnings accretion
Decision process
• ~$430m revenue
• Recovery of French economy
short term and long term
prospects
• Growth in International business
• Management turnaround plan
• Revenue and cost synergies
• Leadership position in France
• Strong in Paris and most successful
regional broker
• ~30% ex-France footprint in
growing markets (Eastern Europe,
Africa, Middle East and Asia)
• France is a top-5 insurance market
• Working together for over
35 years
• Utilize Willis network in more than
120 countries
• Cross business line coverage
• Large client relationships
• Ownership stake for 16 years
Economics Competitive position
Fit

Executing our strategy on the ground
Where to compete
How to compete
NORTH AMERICA GLOBAL INTERNATIONAL
Investor Conference, New York, July 30, 2013 40
Geography Client segment Sector
Connection Innovation Investment

Management incentives aligned to shareholder value creation
Long-term incentive program Annual incentive program
Profit over 3 year period
Investor Conference, New York, July 30, 2013 41
Adjusted EBITDA $ growth
By excluding depreciation and amortization,
avoids “in year” impact from decisions taken years
previously
Adjusted EBIT $ growth with cost of capital
modifier for acquisitions / divestitures
Excludes M&A impact within 12 months
% organic commission and fee growth
Revenue
% organic commission and fee growth
Revenue over 3 year period
Profit

Growth with discipline Mid-single digits revenue growth Mid-teens total shareholder return Positive margin Investor Conference, New York, July 30, 2013 42 Expense growth 70+ bps Revenue growth

Cash allocation strategies Invest in the business for growth M&A Generate a steadily rising dividend Repurchase shares Maintain investment grade Investor Conference, New York, July 30, 2013 43

Global risk advisor and broker
Solid fundamentals and room for growth
1
Where and How to compete
2
Growing revenues with positive operating
leverage to improve cash flow and deliver
compelling shareholder returns
3
Investor Conference, New York, July 30, 2013 44
POTENTIAL
EXECUTION
SUCCESS

Financial Overview Michael Neborak Group CFO Willis Group Holdings plc Investor Conference, New York, July 30, 2013

Key takeaways
2 Investor Conference, New York, July 30, 2013
Key takeaways
Willis Group is a growing, highly profitable,
cash generative business
1
Accelerating earnings growth should generate an increasing
amount of capital for value-creating opportunities
3
We have a disciplined approach to cost management
that will drive operating margins
2
Clear priorities for capital allocation
5
4
We have a healthy balance sheet to support our
expected growth

Willis is a growing company
3 Investor Conference, New York, July 30, 2013
5% Average = 3% Average = 5%
Organic C&F
growth
Interest income declines 80%
$18 million
$96 million
$2.3
$2.3
$2.4
$2.6
$2.8
$3.3
$3.3
$3.4
$3.5
$1.9
2004 2005 2006 2007 2008 2009 2010 2011 2012 H1 2013
C&F Interest income Other income
Willis is a growing company
Interest income declines 80%

4 Investor Conference, New York, July 30, 2013
Target at least 70 basis points spread between revenue and cost growth
Strategic framework 2012 adjusted expenses
Amortization
Depreciation
Other
operating
expenses
Salaries
& benefits
Cost discipline
Collaboration between key business leaders
and monthly review of expenses
1
3
2
Productivity improvements
Increased utilization of low-cost hubs
Prioritization of investment
Invest in high growth areas and scale back in low
growth areas
75%
20%
3%
2%
Disciplined cost management

5 Investor Conference, New York, July 30, 2013
Cashflow
available for
shareholder
value creation
Revenue
Cash from Op.
activities before
pension funding
$3,480
$668
Flattening of capital expenditures and pension funding
Potential
(1) For illustrative purposes only; not drawn to scale.
Organic investment, M&A,
dividends, debt management
and share repurchases
Funding of defined benefit
plans and capital expenditures
2012
2017 E
¹
0
200
400
600
800
1000
1200
Large and growing pool of capital
available to create shareholder value

6 Investor Conference, New York, July 30, 2013
Committed to maintaining our investment grade rating
Capital structure
Leverage ratio
(1) Includes impact from acquisition of HRH as of 10/1/2008.
$1.7
$2.0
$2.3
$2.3
Dec. 31, 2012 Jun. 30, 2013
Total equity Long-term debt
3.8
2.7
2.5
2.6 2.6
2.6
2008
¹
2009 2010 2011 2012 LTM 2013
Debt / adjusted EBITDA
Capitalization

7 Investor Conference, New York, July 30, 2013
Maturity profile
Enhanced flexibility from extending maturities
5-year term loan, scheduled amortization: $15m annually 2013-2016, $23m in 2017, balance due in 2018 Revolver Notes
$500
$207
$300
$500
$600
$300
$350
Scheduled debt maturities
Opportunity
to extend
maturities to
later years at
lower rates

8 Investor Conference, New York, July 30, 2013 Invest in the business for growth M&A Generate a steadily rising dividend Repurchase shares Maintain investment grade Cash allocation strategies

9 Investor Conference, New York, July 30, 2013
1
2
3
4
5
Willis Group is a growing, highly profitable,
cash generative business
We have a disciplined approach to cost management
that will drive operating margins
Accelerating earnings growth should generate an increasing
amount of capital for value-creating opportunities
We have a healthy balance sheet to support our
expected growth
Clear priorities for capital allocation
Key takeaways

Willis North America Investor Conference, New York, July 30, 2013 Todd Jones CEO Willis North America

Key takeaways
Investor Conference, New York, July 30, 2013 2
Business has stabilized and returned to consistent performance
Strong foundations
Significant opportunity in North America for Willis
Growth with discipline
Significant opportunity working more closely with global specialty
Unique positioning in growing fragmented human capital market
1
2
3
4
5
6
Key takeaways

3 Investor Conference, New York, July 30, 2013 Willis North America presence Overview

4 Investor Conference, New York, July 30, 2013 $1.3 billion in revenues 6,000 associates 110 locations 8 regions Overview

5 Investor Conference, New York, July 30, 2013
12%
22%
17%
17%
14%
4%
14%
% of 2012 C&F
Regional contribution to North America
Atlantic
South
Midwest
Other
CAPPPs
¹
Metro (New York)
West
(1) CAPPPs: Captives, Actuarial, Programs, Pooling, and Personal Lines
Overview

Overview 6 Investor Conference, New York, July 30, 2013 Product line contribution to North America 33% 67% Commission Fees Approximate revenue split % of 2012 C&F Overview 24% 76% Human Capital P&C

Q1 – ‘11
Q2 – ‘11
Q3 – ‘11
Q4 – ‘11
Q1 – ‘12
Q2 – ‘12
Q3 – ‘12
Q4 – ‘12
Q1 – ‘13
Q2 – ‘13
% YoY change
Returning to form
Revenue growth
$m
358
328
318
319
349
315
318
331
365
335
Revenue
$m
Operating income
23.7%
18.6%
19.5%
19.7%
23.5%
15.2%
16.7%
17.2%
24.4%
17.0%
(% of revenue)
Investor Conference, New York, July 30, 2013 7
Returning to form
- 2.7%
- 1.5%
- 4.8%
- 8.9%
- 2.5%
- 4.0%
0.0%
3.8%
4.6%
5.7%
85
61
62
63
82
48
53
57
89
57

Opportunity
Willis is well
positioned
to compete
and win
Focused on client
needs through an
expertise-based model
Expertise and depth in
our growth industries
Global expertise delivered locally
Construction
Financial inst.
Marine
Energy
Selected Willis industry practices
Right geographies
~ 800 producers, 6,000 associates
delivering industry and product
specific solutions to our clients
110 locations, broad geographic
reach with ability to connect with
Willis International network.
Investor Conference, New York, July 30, 2013 8
Aerospace
Real estate /
hotels
Retail
Healthcare

Sustaining and building upon recent performance
Our strategy consists of four key levers:
Retention, pipelines
and producers
Maintain focus on client needs and improved retention
Enhanced sales process and pipelines
Enabled producers and workforce
1
New business
strategies
Align specialties and geographic footprint with market demands
Leverage industry and product through Sales 2.0 process
2
Client segmentation
Clearly defined business segments
Tailor value proposition to segments
3
Human Capital
Focus on target segment
Enhance offerings e.g. private exchange, voluntary
benefits, consulting and expertise
4
Investor Conference, New York, July 30, 2013 9

Sustaining and building upon recent performance
Our strategy consists of four key levers:
Investor Conference, New York, July 30, 2013 10
Retention, pipelines
and producers
Maintain focus on client needs and improved retention
Enhanced sales process and pipelines
Enabled producers and workforce
1

Strengthening the basics of our business
Client retention
Service excellence
Responsive and
collaborative
Accuracy and timeliness
Pipelines
Robust pipelines
Meaningful sales metrics
and reporting
Producers
Improved sourcing
Enhanced onboarding
Strong sales leadership
Sales process
Expertise management
Investor Conference, New York, July 30, 2013 11

New business
strategies
• Align specialties and geographic footprint with market demands
• Leverage industry and product through Sales 2.0 process
2
Sustaining and building upon recent performance
Our strategy consists of four key levers:
Investor Conference, New York, July 30, 2013 12

Comprehensive
listing of industries
and sub-industries
Investor Conference, New York, July 30, 2013 13
Growth
potential
Industries and sub-
industries that will
drive highest future
growth in the market
Expertise as
key differentiator
Industries where
expertise is critical
to compete
successfully
Competitive
position & current
capabilities
Prioritization based on
current competitive
position and current
capabilities
…within
selected
geographies
Industry A
Industry B
Industry C
Industry D
Illustrative
Analysis of industry looking at growth, expertise and our
competitive positioning, and geographies
A B
C

Client segmentation
Clearly defined business segments
Tailor value proposition to segments
Our strategy consists of four key levers:
Investor Conference, New York, July 30, 2013 14
Sustaining and building upon recent performance
3

Key growth levers:
Deepen value proposition and expertise
delivery in large and middle market
accounts in major growth areas
Bring more expertise through the
specialties to the middle market
segment
Manage small and large / middle market
account businesses with more distinctive
value propositions
Raise aspirations and focus
in Human Capital
Investor Conference, New York, July 30, 2013 15
Client-focused segmentation and enhanced expertise delivery
will drive continued growth
1
3
2
4

Human Capital
Focus on target segment
Enhance offerings e.g. private exchange, voluntary
benefits, consulting and expertise
Sustaining and building upon recent performance
Our strategy consists of four key levers:
Investor Conference, New York, July 30, 2013 16
Sustaining and building upon recent performance
4

Annual market opportunity:
Revenues Employers
Willis HCP has ~1.5% to 2% of
a highly fragmented market
Of the middle market, Willis
has ~3% to 4% penetration
Focus of effort is on the
~$5 to $6b middle-market segment
Investor Conference, New York, July 30, 2013 17
(1) Employers of 10+ employees
Source: US Census Bureau of Labor Statistics & Willis management analysis
Position in the ~$18 to $20b human capital market
provides significant opportunity
100% = $18-$20b 1.2m
1

Small
25 - 99
Middle
100 - 2.9K
Large
3K - 10K
Very large
10K+
Very small
0 - 24
Current
clients
A growth business uniquely positioned to win
Client headcount
A strong foundation…
• Global footprint / strong local market presence
• Regional subject matter experts in partnership with local service teams
Expanded consulting value proposition to address
mid-market human capital risks…
• Significant HR consulting services
• Strong expertise on healthcare reform
• Data analytics and reporting
• Health outcomes strategies to address rising healthcare costs
Differentiated delivery model…
• Repeatable, efficient delivery model that provides
an expanded offering for the cost
• Innovative e.g. private exchange, Xchange app, Willis advantage
Why Willis is positioned to win
Growth
focus
Investor Conference, New York, July 30, 2013 18
1
2
3
A growth business uniquely positioned to win

Key takeaways
Business has stabilized and returned to consistent performance
Strong foundations
Significant opportunity in North America for Willis
Growth with discipline
Significant opportunity working more closely with global specialty
Unique positioning in growing fragmented human capital market
Investor Conference, New York, July 30, 2013 19
Key takeaways
1
2
3
4
5
6

Willis International Tim Wright CEO Willis International Investor Conference, New York, July 30, 2013

Key points
2 Investor Conference, New York, July 30, 2013
Questions Answers
Improving margins
Goals
Consistent revenue growth in the 4-6% range
Quarterly volatility
Growth in challenged markets
Expanding margin while growing
Annual growth
Turnaround
Share gain
Portfolio mix
Portfolio mix
Productivity
Shared services
Key points

Overview 3 Investor Conference, New York, July 30, 2013 Willis International Associates and correspondents Overview

4 Investor Conference, New York, July 30, 2013 $1 billion in revenues 7,000 associates 170 locations 43 countries Overview

Overview 5 Investor Conference, New York, July 30, 2013 International C&F 2012: $1 billion Overview CEMEA Western Europe Asia Latin America Australasia UK 7% 18% 17% 42% 7% 9%

6 Investor Conference, New York, July 30, 2013
Overview
Property &
casualty
Employee
benefits
83%
17%
Affinity
Small commercial
Middle market
Large accounts
7%
10%
50%
33%
Consistent growth
Expert capabilities

International share of Group revenue 2012 Contribution to Group 7 Investor Conference, New York, July 30, 2013 W.Europe Asia Latin America Australasia UK CEMEA Contribution to Group

8 Investor Conference, New York, July 30, 2013
-2%
+4%
+17%
+5%
-3%
-1%
+1%
Total
-3%
W.Europe
Asia
Latin America
Australasia
UK
CEMEA
% C&F growth
2008-12
Change in operating
margin 2008-12
Segmentation / productivity
Shared services / hubbing
Centers of excellence
Portfolio review
18%
42%
9%
17%
Margin actions
2012 Mix
1
(1) Internal reporting basis, which excludes foreign exchange movements, stock-based compensation, and certain other items
7%
7%
Financial performance

Growth strategies 9 Investor Conference, New York, July 30, 2013 Turnaround Share gain Portfolio mix Australasia UK 7% 18% Asia LATAM CEMEA 7% 9% 17% 42% W.Europe 2012 Mix

Growing through turnaround
10 Investor Conference, New York, July 30, 2013
Australasia
UK
7%
18%
2012 Mix
Leadership changes
Portfolio review
Retention & sales
Selective hires
Turnaround actions
UK C&F growth (%)
Australasia C&F growth (%)

11 Investor Conference, New York, July 30, 2013
W.Europe
42%
3%
5%
10%
23%
Est. Market share
2012 Mix
Source: Finaccord and Willis management analysis
Growth through share gain
Leadership
Connecting with Group
Selective hires /
investments
Affinity
Innovation
Average 2008-2012 C&F growth (%)
Share gain actions
4%
4%
5%
9%
Denmark
Germany
Spain
Italy

Growth through portfolio mix
12 Investor Conference, New York, July 30, 2013
Asia
LATAM
CEMEA
7%
9%
17%
Insurance penetration (% GDP)
3.3%
1.5%
0.5%
1.6%
1.0%
0.1%
2012 Mix
Source: AXCO, Insurance Intelligence Centre, Willis Management Analysis
Average 2008-2012 C&F growth (%)

13 Investor Conference, New York, July 30, 2013
Growth through portfolio mix
Build out infrastructure
Joint planning with specialisms
Selective acquisitions
Investment hires
32%
LATAM
Asia
LATAM
CEMEA
45%+
Portfolio mix actions
Indicative 2017
2012 Mix
Asia
CEMEA

14 Investor Conference, New York, July 30, 2013 Growth strategy Themes Turnaround Share gain Portfolio mix Connecting Innovating Investing Key takeaways 1 2 3 3 2 1

Willis Global Steve Hearn Chairman and Chief Executive Officer, Willis Global, Deputy CEO Willis Group Holdings plc Investor Conference, New York, July 30, 2013

Key takeaways Targeted investment Capitalizing on analytical broker Connection Investor Conference, New York, July 30, 2013 2

Willis Global – a strong diversified business Willis Global presence Investor Conference, New York, July 30, 2013 3

Willis Global – a strong diversified business $1.1 billion in revenues globally 3,600 associates 170+ countries Investor Conference, New York, July 30, 2013 4

Broad complementary businesses Capital markets Specialty insurance Treaty reinsurance Investor Conference, New York, July 30, 2013 5 45% 53% 2%

Organic C&F growth Operating margin
Strong performance record
Investor Conference, New York, July 30, 2013 6
2%
4%
7% 7%
6%
7%
2008 2009 2010 2011 2012 H1 2013
29%
31%
32%
33%
33%
40%
2008 2009 2010 2011 2012 H1 2013

Building on leadership positions
• One of the world’s largest
reinsurance brokers
• Ability to take share countering
cyclical rate softening
• Significant player in major markets,
but room to grow
• Complete range of transactional capabilities,
including new capital intermediation
• Cutting edge integrated analytical
and advisory services
• Willis Research Network – intellectual capital
and connections from insurance industry’s
largest partnership with leading academics
Investor Conference, New York, July 30, 2013 7

Talent Technology M&A Targeted investment Investor Conference, New York, July 30, 2013 8

Innovation through analytics
Investor Conference, New York, July 30, 2013 9
Example natural hazards assessment
Minimize risk
1.00
1.25
1.50
1.75
2.00
2.25
2.50
0.00
0.25
0.50
0.75
-1.00
-0.75
-0.50
-0.25
15.00 17.50 20.00 22.50 25.00 27.50
millions
Gross
1: xs $3m
2: xs $2m swing
3: xs $2m
4: xs $1.5m

Terrorism scenarios
Innovation through analytics
• Ad hoc Realistic Disaster
Scenarios (RDS)
• Created around client exposure
• Transparency on assumptions
Investor Conference, New York, July 30, 2013 10

Analytical broker: WillPLACE
What makes WillPLACE different?
Client-centric
Carrier appetite
Market security
Willis Quality Index
Factors beyond price
Trading history
Peer group knowledge
Investor Conference, New York, July 30, 2013 11

New capital Investor Conference, New York, July 30, 2013 12

Connection
Global Airline Client
Marine & energy
Construction
Financial & executive risks
Financial solutions
Wholesale and facultative solutions
Fine art, jewelry and specie,
bloodstock and kidnap & ransom
Aerospace
Willis Aerospace
Hull Insurance
Investor Conference, New York, July 30, 2013 13
Car
fleets
Human
capital
Board D&O
risks
Real
estate

Key takeaways Targeted investment Capitalizing on analytical broker Connection Investor Conference, New York, July 30, 2013 14

Investor Conference July 30, 2013 I New York Willis Group Holdings plc.

Appendix Investor Conference, New York, July 30, 2013

Important disclosures regarding Non-GAAP measures
These presentations contain references to "non-GAAP financial measures" as defined in Regulation G of SEC rules.  We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of
evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the
Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.
Adjusted operating income is defined as operating income, excluding certain items as set out on page 3.
Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues.
Adjusted net income is defined as net income, excluding certain items.
Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share.
Adjusted EBITDA is defined as Adjusted operating income, excluding depreciation and amortization as set out on page 4.
Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; and (iii) the net commission and fee revenues related to operations disposed of in each period presented, as set out on pages 7 and 8.
Reconciliations to GAAP measures are provided for selected non-GAAP measures.
Investor Conference, New York, July 30, 2013 2

See related footnotes on page 24
Important disclosures regarding Non-GAAP measures (cont)
Operating Income (loss) to Adjusted Operating Income
(In millions) 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY
Operating Income $620 $503 $690 $753 $566 ($209)
- Excluding:
- Goodwill impairment charge
(a)
- - - - - 492
- Write-off of unamortized cash retention awards
(b)
- - - - - 200
- 2012 cash bonus accrual
(c)
- - - - - 252
- Insurance recovery
(d)
- - - - - (10)
- Write-off of uncollectible accounts receivable and legal fees
(e)
- - - - 22 13
- India JV settlement
(f)
- - - - - 11
- 2011 Operational review
(g)
- - - - 180 -
- Financial Services Authority regulatory settlement - - - - 11 -
- Venezuela currency devaluation
(h)
- - - 12 - -
- Net (gain)/loss on disposal of operations (2) - (13) 2 (4) 3
- Salaries and benefits – severance programs
(i)
- 24 - - - -
- Salaries and benefits – other
(j)
- 42 - - - -
- HRH integration costs
(k)
- 5 18 - - -
- Other operating expenses
(l)
- 26 - - - -
- Accelerated amortization of intangibles assets
(m) - - 7 - - -
- Redomicile costs
(n)
- - 6 - - -
Adjusted Operating Income $618 $600 $708 $767 $775 $752
Operating Margin 24.0% 17.8% 21.2% 22.6% 16.4% (6.0%)
Adjusted Operating Margin 24.0% 21.2% 21.8% 23.0% 22.5% 21.6%
Investor Conference, New York, July 30, 2013 3

Important disclosures regarding Non-GAAP measures (cont)
Adjusted EBITDA and Debt/Adjusted EBITDA
Operating Income $620 $503 $690 $753 $566 ($209) ($247)
- Excluding:
- Expense reduction initiative - - - - - -
46
- Goodwill impairment charge
(a)
- - - - - 492
492
- Write-off of unamortized cash retention awards
(b)
- - - - - 200
200
- 2012 cash bonus accrual
(c)
- - - - - 252
252
- Insurance recovery
(d)
- - - - - (10)
-5
- Write-off of uncollectible accounts receivable and legal fees
(e)
- - - - 22 13 -
- India JV settlement
(f)
- - - - - 11 11
- 2011 Operational review
(g)
- - - - 180 -
-
- Financial Services Authority regulatory settlement - - - - 11 - -
- Venezuela currency devaluation
(h)
- - - 12 - - -
- Net (gain)/loss on disposal of operations (2) - (13) 2 (4) 3 3
- Salaries and benefits - severance programs
(i)
- 24 - - - - -
- Salaries and benefits – other
(j)
- 42 - - - - -
- HRH integration costs
(k)
- 5 18 - - - -
- Other operating expenses
(l)
- 26 - - - - -
- Accelerated amortization of intangibles assets
(m) - - 7 - - - -
- Redomicile costs
(n)
- - 6 - - - -
Adjusted Operating Income $618 $600 $708 $767 $775 $752 $752
Add back
Depreciation 52 54 64 63 69 79 83
Amortization of intangibles 14 36 93 82 68 59 57
Adjusted EBITDA $684 $690 $865 $912 $912 $890 $892
Debt 1,250 2,650 2,374 2,267 2,369 2,353 2,343
Debt / Adjusted EBITDA 1.8x 3.8x 2.7x 2.5x 2.6x 2.6x 2.6x
Investor Conference, New York, July 30, 2013 4
See related footnotes on page 24
(In millions)
2007 FY 2008 FY 2009 FY 2010 FY 2011 FY
2012 FY 1H13 LTM

(a) Impairment charge to reduce carrying value of North America segment goodwill.
(b) Charge to write-off unamortized balance of past cash retention awards related to change in remuneration policy
(c) Accrual for 2012 bonuses paid in 2013 related to change in remuneration policy
(d) Insurance recovery related to (e) below
(e) Write-off of uncollectible accounts receivable balance, together with associated legal costs
(f) Settlement with former partners related to the termination of a joint venture arrangement in India.
(g) $180 million pre-tax charge in FY2011 relating to the 2011 operational review, including $98 million of severance costs relating to the elimination of approximately 1,200 positions in FY2011.
(h) With effect from January 1, 2010, the Venezuelan economy was designated as hyper-inflationary. The Venezuelan government also devalued the Bolivar Fuerte in January 2010. As a result of these actions, the Company recorded a one-time charge in other expenses to reflect the re-measurement of its net assets denominated in Venezuelan Bolivar Fuerte.
Notes to the GAAP to non-GAAP reconciliations
i) Severance costs excluded from adjusted operating income and adjusted net income in 2008 relate to approximately 350 positions through the year ended
December 31, 2008 that were eliminated as part of the 2008 expense review.
Severance costs also arise in the normal course of business and these charges
(pre-tax) amounted to $6 million, $nil, $15 million, $24 million and $2 million for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.
j) Other 2008 expense review salaries and benefits costs relate primarily to contract buyouts.
k) 2009 HRH integration costs include $nil million severance costs ($2 million in
2008).
l) Other operating expenses primarily relate to property and systems rationalization.
m) The charge for the accelerated amortization for intangibles relates to the HRH brand name.  Following the successful integration of HRH into our North American operations, we announced on October 1, 2009 that our North America retail operations would change their name from Willis HRH to Willis North America.
Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized.
n) These are legal and professional fees incurred as part of the Company’s redomicile of its parent Company from Bermuda to Ireland.
Investor Conference, New York, July 30, 2013 5

Important disclosures regarding Non-GAAP measures (cont)
Cash flow from operating activities before pension funding
(In millions) 2007 2008 2009 2010 2011 2012
Cash from operating activities before
pension funding
478 407 501 619 574 668
Funding of defined pension benefit plans (203) (154) (82) (130) (135) (143)
Cash flow from operating activities 275 253 419 489 439 525
Investor Conference, New York, July 30, 2013 6

(In millions) 2004 2005 2006 2007 2008 2009 2010 2011 2012
Reported growth 10% 0% 7% 6% 12% 17% 3% 4% 1%
Acquisitions & Disposals / other 4% 1% 1% 1% 7% 19% 0% 0% 0%
Foreign Currency Movements 2% 0% 0% 2% 1% (4)% (1)% 2% (2)%
Organic growth 4% (1)% 8% 3% 4% 2% 4% 2% 3%
Investor Conference, New York, July 30, 2013 7
Important disclosures regarding Non-GAAP measures (cont)
Willis Group Commissions and Fees Growth

Important disclosures regarding Non-GAAP measures (cont)
Commissions and Fees Growth by Segment
2008 2009 2010 2011 2012 H1-13
Willis Global Reported Growth
5% 5% 7% 9% 5% 6%
Acquisitions & Disposals / other
3% 4%
-
- -
-
Foreign Currency Movements
- -3%
-
2% -1% -1%
Organic Growth
2% 4% 7% 7% 6% 7%
Willis
International
Reported Growth
10% -3% 4% 10% - 3%
Acquisitions & Disposals / other
- 1% 1% - - -
Foreign Currency Movements
1% -8% -2% 5% -5% -
Organic Growth
9% 4% 5% 5% 5% 3%
Willis North
America
Reported Growth
21% 51% -1% -4% -1% 6%
Acquisitions & Disposals / other
22% 54% -1% - - 1%
Foreign Currency Movements
- - - - - -
Organic Growth
-1% -3% - -4% -1% 5%
Investor Conference, New York, July 30, 2013 8
See related footnotes on page 24